                                                                  Exhibit 23.1


                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Current Report on Form 8-K of Moldflow Corporation of our report dated February 11, 2000, relating to the consolidated financial statements of Advanced CAE Technology, Inc., included in Amendment No. 4 to the Registration Statement on Form S-1 (No. 333-95289) of Moldflow Corporation dated March 24, 2000.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 24, 2000